                                                        Exhibit 10.10

FIXED TERM LEASE COPYRIGHT 2003 LANDLORD.COM	Lang Estates 2067 North 21 Street Independence KS 67301

This agreement is entered into on 12-09-14 (date) between Karl and Janet Lang

DBA/ Lang Estates

hereinafter referred to as "landlord" and Virtual Sourcing, Inc. and their employees

   [list the name of each and every occupant authorized to live in property], referred to as "tenant"

1. PREMISES. landlord rents to tenant those premises commonly known and referred to as

615 Washington                                                                                   (address). ______     ______ [APT. NO.]
Independence  KS                                                           [City/State]   67301                                       [Zip code]
for use and occupancy as a residence for aforestated individuals only. No other persons may occupy the premises without the express written consent of landlord obtained in advance. Said tenancy shall
commence on .            12-19-14                           [date of commencement of tenancy] and continue for a
period of  6 months [or such other period upon which the parties have agreed].

2. RENT. Tenant shall pay landlord rent in the amount of               600.00              per month in advance
on the FIRST DAY of each month as follows.

ALL RENT PAYMENTS ARE TO BE MADE TO:

                                         Lang Estates

                                    2067 N 21 Street                                      Suite/Apt. No.:
                                  Independence  KS                                       State/Zip           67301

METHOD OF PAYMENT:

☐ Personal Check  ☐ Cashier's or Certified Check  ☐ Money Order  ☐ Cash or  ☐ Bank Draft ☐ EFT/ATS
     ☐ NO CASH IS ACCEPTED AT ANY TIME

DELIVERY METHOD (Select One):
☐    1. Made in person and delivered to landlord (at the above address) between the hours of
          ☐ 9:00 A.M. and 5:00 PM., Monday through Friday,
          ☐                       M. and .                           M., on the following days of the week;

☐    2. By MAIL (to the above address) or

☐    3. Other (describe);

RENT PRORATlON Tenant shall pay landlord prorate rent in the amount of $        /           for the
period,         /                   to                   /                .

3.   LATE CHARGES. In the event the rent shall not be paid In full by the fifth day of the month, or in the event that a check tendered for the rent shall be for any reason dishonored. then. in either of those

events. a late charge shall accrue in the amount of      $35.00     .[amount of late charge] which shall be

due and payable forthwith in addition to any rent unpaid.

           FIXED TERM LEASE AGREEMENT· COPYRIGHT 2003 LANDLORD.COM

4.           SECURITY DEPOSIT. Tenant has deposited with landlord the sum of $ 600.00   [amount of
security deposit] as and for a security deposit. Said deposit may be applied by landlord to any purpose permitted by law and upon termination of this agreement accounted for according to law. No part of said deposit shall be deemed a last month rent, or rent for any particular month, nor shall it be applicable to any particular obligation arising out of this agreement at the request of tenant. In the event landlord shall, in his discretion, use any portion of the deposit for a purpose permitted by law during the life of this agreement, then tenant shall replenish the same to Its original amount upon written notice form landlord to do so.

5.           UTILITIES. Tenant shall pay all utilities except      water, trash and sewer
[iist any utilities which are the responsibility of the landlord]. which shall be maintained by landlord.

6.           PARKING AND STORAGE. Tenant may occupy up to                               [number of parking spaces
assigned] off street parking spaces, designated in the parking and storage space assignment attached hereto. Off street parking may not be used for storage or parking of unserviceable vehicles or for working on vehicles. Any such use of off street parking shall be deemed a breach of this agreement. Such storage space or facilities, if any, assigned to tenant in the parking and storage space assignment attached hereto, is provided for tenant's use during the life of this agreement only. and shall promptly be surrendered to the landlord upon termination of this agreement.

7.           ASSIGNMENT AND SUBLETTING. Tenant may not assign or sublet the whole or any part of the premises rented to him hereunder.

8.           CONDITION OF PREMISES. Tenant has inspected the premises. including all appliances and furnishing supplied therewith, and acknowledges the same to be in good order and repair. unless noted to the contrary on landlord's copy of this agreement. Upon surrender cf possession of the premises by tenant, tenant shall return the said premises and all appliances and furnishings supplied therewith clean and in at least as good a condition as they were received by tenant. normal wear and tear excepted.
Burns, stains, holes, or tears of any size or kind in the carpeting, draperies. curtains, or walls shall not constitute normal wear and tear. Tenant acknowledges that no representations have been made to him by landlord with respect to landlord's intentions with respect to any improvements, alterations, decorations, or repairs to the premises except as may otherwise be noted in this agreement.

9.           MAINTENANCE AND REPAIR. During the life of this agreement, tenant shall keep the premises in clean and sanitary condition; dispose of all rubbish, garbage and waste promptly and in a clean and sanitary manner; properly use and operate all electrical, gas and plumbing fixtures and keep the same in clean condition; not permit any person in or about the premises with tenant's permission to deface, damage or remove any part of the structure of the premises or the facilities, equipment or appurtenances thereto, nor personally do such things; occupy and use the premises In accord with the purpose for which they were rented to him. Tenant shall be responsible for all expenses In connection with any repairs caused by tenant's failure to comply with the foregoing conditions Notwithstanding the foregoing. it is landlord's obligation to maintain the premises In a habitable condition However, landlord is not responsible for defective conditions caused by tenant's wrongful or negligent actions or inactions or those of any person upon the premises with tenant's permission.

10.     USE OF PREMISES. The premises are rented to tenant for residential purposes only. Neither tenant nor any person on the premises with his permission shall disturb, annoy. inconvenience or

           FIXED TERM LEASE AGREEMENT· COPYRIGHT 2003 LANDLORD.COM

endanger other tenants in the building, or neighbors, whether such neighbors are tenants of landlord or not. Tenant shall perform no alternation or redecorations of the premises without landlords prior written consent. Tenant shall comply with such Rules and Regulations, pertaining to use of common areas and other things, as may be distributed or posted by landlord from time to time. Failure to comply with such rules may be deemed a breach of this agreement at the discretion of the landlord. Such rules and regulations are provided with this agreement. Any alternations to such rules and regulations shall be deemed effective 30 days after delivery to tenant.

11.    PETS. No pets shall be brought on to the premises without landlord's prior written consent

12.   MEGAN'S LAW NOTICE.

"Notice: The California Department of Justice, sheriff’s departments, police departments serving jurisdictions of 200,000 or more and many other local law enforcement authorities maintain for public access a data base of the locations of persons required to register pursuant to paragraph (1 j of subdivision (a) of Section 290.4 of the Penal Code. The database IS updated on a quarterly basis and a source of information about the presence of these individuals in any neighborhood. The Department of
Justice also maintains a Sex Offender Identification Line through which inquiries about individuals may be made. This is a 900-telephone service. Callers must have specific information about individuals they are checking. Information regarding neighborhoods is not available through the '900' -telephone service."
__________________ [initials of all tenants).

13.     LANDLORD'S ENTRY. Landlord may enter the premises for the purpose of inspecting the same, or for any other purpose permitted by law, upon notice, under the provisions of applicable state law. Upon proper notice, such entry may occur during normal business hours, or at any time in the case of emergency, with or without the presence of tenant tenant shall not add or change any locks or security devices on the premises without landlord's prior written consent and must, in the event of such change, forthwith provide to landlord a key or keys.

14.     INSURANCE. Landlord will not insure tenant against any personal injury or property damage, including that caused by an act or omission of any other tenant or third party. or by any criminal act or activity, or any other cause whatsoever. Tenant is responsible for procuring::his own insurance.

15.     NOTICES. Service by landlord of any notice required or permitted by law upon any tenant signatory to this agreement shall be deemed service upon all such tenant signatories.

16.     ABANDONMENT. The premises shall be deemed abandoned by tenant: if after a failure by tenant to pay an installment of rent pursuant to the "RENT' paragraph .hereof or any portion thereof, for any rental month, and after the date of service of a written notice on Tenant, pursuant to applicable state law, demanding that tenant either pay the amount of rent then due or quit the premises. Tenant has been absent from the premises for a period of 14 consecutive days and tenant has neither contacted landlord in person nor cured said rent default.

17.     PERSONAL PROPERTY LEFT ON PREMISES. After tenant vacates the premises. landlord may store any personal property left behind for a period of 30 days. If tenant fails to pick up said property within that time, during which time landlord shall surrender the same to tenant cost free, such property, regardless of its value, shall become the property of the landlord and may be retained by him or disposed of as landlord sees fit.

           FIXED TERM LEASE AGREEMENT· COPYRIGHT 2003 LANDLORD.COM

18.           ATTORNEY FEES. In the event of the institution of any proceedings to enforce this agreement or any part thereof, the prevailing party In such proceeding shall be entitled to a reasonable attorney fee.

19.           WAIVER, landlord's failure ,require strict compliance with the conditions of this agreement to exercise any right provided herein, shall not be deemed a waiver by landlord of such condition or right
Landlord's acceptance of rent with knowledge of any default under this agreement by tenant shall not be deemed a waiver of such default, nor shall it limit landlord's rights With respect to that or any subsequent default,

20.           WILLFUL HOLDING OVER. If  tenant willfully and maliciously remains in possession of the premises after expiration or termination of the tenancy, landlord may recover up to six hundred dollars statutory damages In addition to any other remedy permitted by law for such withholding of possession.

21           SERVICE OF NOTICES. Notices, demands and service of process may be served on landlord by service on the following individual at the following address during normal business hours

[name and address of person authorized to accept service which may be the landlord himself].

22.           PARTIES. For the purposes of this agreement. the term "landlord" Includes the owner and any other person acting upon his behalf With his authorization. The term "tenant" includes al! persons designated as such in this agreement. The use of the term “landlord” or “tenant" herein shall refer to all such, regardless of number or gender.

23.           SEVERABILITY. If any provision, or pan thereof, shall be declared invalid. said invalidity shall not affect the balance of such provision, or any other provision hereof.

24.           WHOLE AGREEMENT, This document, including all attachments hereto, constitutes the entire agreement between the parties and supersedes any oral or written representations o' agreements that may have been made by either party, Tenant represents that he has relied solely on his own judgment.
experience, and expertise in entering into thiS agreement with landlord.

25           APPLICATION TO RENT. Tenant has submitted an application to rent as an inducement to landlord to enter into this agreement. Landlord and tenant agree that landlord has relied upon the statements made in such application in making the decision to enter into this agreement. The application to rent is attached hereto and made a part hereof. Any material misrepresentation contained in said application shall constitute a non-curable breach of a material term of this agreement and may, in the landlord's discretion, be a ground termination of this agreement,

Date:	12/9/14	/s/ Mario Farone
Tenant's Signature

Date:
Tenant's Signature

Date:
Tenant's Signature

Date:
Tenant's Signature

Date:
Tenant's Signature

Date:
Tenant's Signature

Date:	12/9/14	/s/ Janet Lang
Landlord/Agent’s Signature

           FIXED TERM LEASE AGREEMENT· COPYRIGHT 2003 LANDLORD.COM

Scanned Original Executed Lease below.